UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2024

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

15 E. Putnam Ave, Suite 378 Greenwich, CT	08630
(Address of principal executive offices)	(Zip Code)

(800) 742 3095

(Registrant’s telephone number, including area code)

Global Partner Acquisition Corp II

200 Park Avenue 32nd Floor

New York, NY

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Business Combination

On July 8, 2024 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Closing”) pursuant to that certain Business Combination Agreement, dated as of November 21, 2023 (as amended, the “Business Combination Agreement”), by and among Global Partner Acquisition Corp II, a Cayman Islands exempted company (“GPAC II”), Strike Merger Sub I, Inc., a Delaware corporation and direct wholly owned subsidiary of GPAC II (“First Merger Sub”), Strike Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of GPAC II (“Second Merger Sub”), and Stardust Power Inc., a Delaware corporation (the “Company” or “Stardust Power”). In connection with the Business Combination (as defined herein), GPAC II filed a registration statement on Form S-4 on January 12, 2024 (File No. 333-276510) (as further amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On May 10, 2024, the Registration Statement was declared effective by the SEC and on May 23, 2024, GPAC II filed a proxy statement/prospectus dated May 22, 2024 (as subsequently supplemented, the “Proxy Statement/Prospectus”) with the SEC. Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, have the meaning given to such terms in the Proxy Statement/Prospectus in the section titled “Certain Defined Terms” beginning on page iii thereof, and such definitions are incorporated herein by reference.

On the Closing Date, pursuant to the Business Combination Agreement, prior to the consummation of the Mergers (as defined below) contemplated by the Business Combination Agreement, and upon receipt of Supermajority Acquiror Shareholder Approval (as defined therein), GPAC II domesticated as a Delaware corporation (the “Domestication”) in accordance with Section 388 of the Delaware General Corporation Law and Sections 206 to 209 of the Companies Act (As Revised) of the Cayman Islands.

Prior to the Domestication, each GPAC II Class B ordinary share, par value $0.0001 per share (the “GPAC II Class B Ordinary Share”), outstanding was converted into one (1) GPAC II Class A ordinary share, par value $0.0001 per share (the “GPAC II Class A Ordinary Share,” and together with GPAC II Class B Ordinary Shares, the “GPAC II Ordinary Shares”), in accordance with GPAC II’s amended and restated memorandum and articles of association (the “Articles of Association”) and as set forth in the Sponsor Letter Agreement, dated as of January 11, 2021, as amended by that certain Letter Agreement Amendment, dated as of January 13, 2023, by and among Global Partner Sponsor II, LLC (the “Sponsor”), GPAC II, and GPAC II executive officers and directors (the “Class B Ordinary Share conversion”). In connection with the Domestication, (i) each GPAC II Class A Ordinary Share outstanding immediately prior to the effective time of the Domestication and following the Class B Ordinary Share conversion was converted into one share of GPAC II common stock, par value $0.0001 per share (the “GPAC II Common Stock”) and (ii) each then-issued and outstanding whole warrant exercisable for one GPAC II Class A ordinary share was converted into a warrant exercisable for one share of GPAC II Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the Warrant Agreement, dated as of January 11, 2021, by and between GPAC II and Continental Stock Transfer & Trust Company, as warrant agent (as amended or amended and restated from time to time). In connection with clauses (i) and (ii) of this paragraph, each issued and outstanding unit of GPAC II that has not been previously separated into the underlying GPAC II Class A Ordinary Shares and the underlying GPAC II warrants was canceled, entitling the holder thereof to one share of GPAC II Common Stock and one-sixth of one GPAC II warrant.

The Business Combination Agreement provided for, among other things, the following, all of which occurred on July 8, 2024: (i) the Domestication, (ii) following the Domestication, First Merger Sub merged with and into Stardust Power, with Stardust Power being the surviving company (also referred to herein as the “Combined Company”) in the merger (the “First Merger”) and, (iii) immediately following the First Merger, and as part of the same overall transaction as the First Merger, Stardust Power merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II being the surviving company of the Second Merger (Merger Sub II, in its capacity as the surviving company of the Second Merger, the “Surviving Company”), and as a result of which the Surviving Company became a wholly-owned subsidiary of GPAC II. At Closing, (i) the Sponsor forfeited an aggregate of 3,500,000 GPAC II Ordinary Shares, (ii) reissued 127,777 GPAC II Ordinary Shares as GPAC II Class A Ordinary Shares to certain GPAC II investors who agreed not to redeem their respective shares of GPAC II Class A Ordinary Shares in connection with GPAC II’s extraordinary general meeting of shareholders held on January 9, 2024, (iii) issued 1,077,541 shares of GPAC II Common Stock to a large institutional investor and two other investors (the “PIPE Investors”) pursuant to subscription agreements that were entered into on June 20, 2024 (the “PIPE Subscription Agreements”), and (iv) GPAC II changed its name to “Stardust Power Inc.” Following Closing, Stardust Power common stock, par value $0.0001 per share (“Combined Company Common Stock”), and warrants (the “Warrants”) trade on the Nasdaq Global Market (“Nasdaq”) under the new symbols “SDST” and “SDSTW,” respectively. At Closing, in connection with the Transactions, GPAC II and certain holders of Combined Company Common Stock (as defined below) (the “Stardust Power Stockholders”) entered into a Stockholder Agreement, a Registration Rights Agreement and a Lock-Up Agreement, each in form and in substance that became effective upon the Closing. The Domestication, the Mergers and the other Transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

In accordance with the terms and subject to the conditions of the Business Combination Agreement, each share of Stardust Power Common Stock (including Stardust Power Common Stock issued in connection with the Stardust Power SAFE Conversion), issued and outstanding immediately prior to the First Effective Time other than any Cancelled Shares and Dissenting Shares were converted into the right to receive the applicable Per Share Consideration. The total consideration paid at Closing to the selling parties in connection with the Business Combination Agreement was based on an enterprise value of $447,500,000 (excluding a $50 million earnout, based upon an assumed price of $10 per share, payable upon achievement of certain milestones), subject to certain adjustments as set forth in the Business Combination Agreement, including with respect to certain transaction expenses and the cash and debt of Stardust Power.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) each outstanding Company Option (as defined in the Business Combination Agreement), whether vested or unvested, has converted into an option to purchase a number of shares of GPAC II Common Stock equal to the number of shares of GPAC II Common Stock subject to such Company Option immediately prior to the First Effective Time multiplied by the Per Share Consideration at an exercise price per share equal to the exercise price per share of Stardust Power Common Stock divided by the Per Share Consideration, subject to certain adjustments and (ii) each share of Company Restricted Stock (as defined in the Business Combination Agreement) outstanding immediately prior to the First Effective Time has converted into a number of shares of GPAC II Common Stock equal to the number of shares of Stardust Power Common Stock subject to such Company Restricted Stock multiplied by the Per Share Consideration. Except as provided in the Business Combination Agreement, the terms and conditions (including vesting and exercisability terms, as applicable) have continued after Closing as were applicable to the corresponding former Company Option and Company Restricted Stock, as applicable, immediately prior to the First Effective Time.

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Prior to GPAC II’s extraordinary general meeting of shareholders that was held on June 27, 2024 (the “Meeting”) to approve the Business Combination and other related matters, holders of 1,660,035 GPAC II Class A Ordinary Shares sold in GPAC II’s initial public offering properly exercised their right to have their shares redeemed for a redemption price of approximately $11.38 per share. Following the Meeting, on July 3, 2024 holders of 2,877 GPAC II Class A Ordinary Shares reversed their redemptions. As a result, by the Closing Date, GPAC II had redeemed 1,657,158 GPAC II Class A Ordinary Shares for an approximate price of $11.38 per share, for an aggregate amount of $18,860,465.74. Following the redemptions, there was $1,564,085.75 remaining in GPAC II’s trust account.

As of the Closing Date, following the public share redemptions and after giving effect to the Merger and the other transactions discussed above, the following securities of the Company were issued and outstanding: (i) 46,736,650 shares of Combined Company Common Stock and (ii) 10,566,596 Warrants (exercisable on a one-for-one basis, at an exercise price of $11.50 per share, for up to 10,566,596 shares of Combined Company Common Stock). The Combined Company Common Stock and Warrants commenced trading on Nasdaq under the symbols “SDST” and “SDSTW,” respectively, on July 9, 2024.

The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement and each amendment thereto, which are included as Exhibits 2.1, 2.2, and 2.3, respectively, to this Report.

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On the Closing Date, the Company, the Sponsor and certain equity holders of Stardust Power entered into an Amended and Restated Registration Rights Agreement, as described in the Proxy Statement/Prospectus beginning on page 127 titled “Proposal No. 1—The Business Combination Proposal—Potential Financing—Amended and Restated Registration Rights Agreement,” pursuant to which, among other things, the parties thereto were granted customary registration rights with respect to shares of Combined Company Common Stock and Combined Company Private Placement Warrants. Pursuant to the Amended and Restated Registration Rights Agreement, the Combined Company agrees to file (at the Company’s sole cost and expense) a shelf registration statement with the SEC registering the resale of certain shares of Combined Company Common Stock and Combined Company Private Placement Warrants from time to time, and the Company shall use commercially reasonable efforts to have such resale registration statement declared effective after the Closing in accordance with the Amended and Restated Registration Rights Agreement. Certain of the equity holders party to the Amended and Restated Registration Rights Agreement are also entitled to customary piggyback rights and may demand underwritten offerings, including block trades, of their registrable securities by the Company from time to time.

The foregoing description of the terms of the Amended and Restated Registration Rights Agreement is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

PIPE Subscription Agreements

On the Closing Date, the Company consummated the transactions contemplated by the PIPE Subscription Agreements with the PIPE Investors pursuant to which the PIPE Investors agreed to purchase a total of 1,077,541 shares of GPAC II Common Stock in a private placement at a price of $9.35 per share, for an aggregate commitment amount of $10,075,000 (the “PIPE Investment”). At the Closing of the Business Combination, 1,077,541 shares of GPAC II Common Stock were issued to the PIPE Investors in accordance with the PIPE Subscription Agreements. The PIPE Subscription Agreements contain customary representations and warranties for each of GPAC II and the PIPE Investors. A description of the PIPE Subscription Agreements is included in the Current Report on Form 8-K filed with the SEC on June 21, 2024, and a form of the PIPE Subscription Agreements filed as Exhibit 10.2 thereto, which is incorporated herein by reference.

Lock-Up Agreement and Arrangements

On the Closing Date, the Sponsor and certain Stardust Power stockholders entered into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which certain stockholders and the Sponsor are subject to lock-up arrangements on their equity securities of the Company pursuant to which, without the prior written consent of the Company, during the period commencing on the Closing Date and with respect to the stockholders, ending on the date that is 180 days after the Closing Date, such parties will not (1) pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, voluntarily or involuntarily, such shares or other equity securities (the “Lock-Up Securities”) or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Combined Company Common Stock, in cash or otherwise. The lock-up restrictions contain customary exceptions, including for estate planning transfers, affiliate transfers, certain open market transfers and transfers upon death or by will. For additional information regarding the lock-up restrictions, see “Proposal No. 1—The Business Combination Proposal—Related Agreements-Lock-up Arrangements” in the Proxy Statement/Prospectus. The lock-up restrictions for the Sponsor will also lapse prior to their expiration upon the occurrence of certain events, including the closing price of GPAC II Common Stock reaching certain thresholds.

The foregoing description of the terms of the Lock-Up Agreements are qualified in its entirety by the full text of the Form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 to this Report and is incorporated herein by reference.

Stockholder Agreement

On the Closing Date, the Company entered into a stockholder agreement (the “Stockholder Agreement”) with the Sponsor and Roshen Pujari (hereinafter, Roshan Pujari) and his affiliates. The Stockholder Agreement provides the Sponsor with the right to designate one nominee to the Company’s board of directors (the “Board”) until the date upon which the Sponsor’s and its affiliates’ aggregate ownership interest of the issued and outstanding Combined Company Common Stock decreases to one-half of their aggregate initial ownership interest as of the Closing. The Sponsor designated Chandra Patel to the Board through this right.

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The foregoing description of the terms of the Stockholder Agreement is qualified in its entirety by the full text of the Stockholder Agreement, a copy of which is filed as Exhibit 10.4 to this Report and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into separate indemnification agreements with all of its directors and executive officers (the “Indemnification Agreements”). These Indemnification Agreements require the Company to indemnify its directors and executive officers for certain expenses subject to the limitations and exclusions provided therein, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding (other than a proceeding by or in the right of the Company to procure judgment in its favor) incurred by or on behalf of the indemnitees arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person is or was serving at the Company’s request if the indemnitee has met the Company’s Standard of Conduct, dated November 1, 2023.

The foregoing description of the terms of the Indemnification Agreements are qualified in their entirety by the full text of the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.5 to this Report and is incorporated herein by reference.

Employment Agreements with Officers

The information contained in Item 5.02 is incorporated herein by reference into this item.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. In addition, the material terms of the Business Combination are described in greater detail in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” beginning on page 127 thereof, which is incorporated herein by reference.

On June 27, 2024, GPAC II held its Meeting, at which the GPAC II shareholders considered and adopted, among other matters, a proposal to approve the Business Combination. The Business Combination was consummated on July 8, 2024.

FORM 10 INFORMATION

Pursuant to Item 2.01(f) of Form 8-K, if the registrant was a shell company, as we were immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a registration statement on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Therefore, we are providing below the information that would be included in a Form 10 if Stardust Power were to file a Form 10. Please note that the information provided below relates to the Combined Company after the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the Business Combination and the anticipated impact of the Business Combination on Stardust Power’s business and future financial and operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding Stardust Power’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the failure to realize the anticipated benefits of the Business Combination or those benefits taking longer than anticipated to be realized; (ii) unexpected costs or unexpected liabilities that may result from the Business Combination; (iii) risks that the Business Combination disrupts current plans and operations of Stardust Power and potential difficulties in Stardust Power employee retention as a result of the Business Combination; (iv) the outcome of any legal proceedings that may be instituted against Stardust Power related to the Business Combination Agreement or the Business Combination; (v) the ability to maintain the listing of Stardust Power’s securities on Nasdaq; (vi) potential volatility in the price of Stardust Power’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Stardust Power’s clients’ businesses and levels of activity, risks related to an economic downturn or recession in the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates and Stardust Power’s ability to manage growth; (vii) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Business Combination; (viii) the risk that Stardust Power may never achieve or sustain profitability after the Closing; (ix) Stardust Power’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (x) the risks that the non-binding letters of intent with potential suppliers and customers would not result in legally binding, definitive agreements; (xi) the risks that the industry is subject to fluctuations including the changes in consumer demand for electric vehicles and market volatility; (xii) Stardust Power’s future performance being difficult to evaluate because of its limited operating history in the lithium industry; (xiii) Stardust Power management’s identification of conditions that raise substantial doubt about Stardust Power’s ability to continue as a going concern; (xiv) lithium being highly combustible, and if Stardust Power has incidences, it would adversely impact the Company; (xv) Stardust Power’s status as a development stage company means there is no guarantee that Stardust Power’s development will result in the commercial production of lithium from brine resources; (xvi) risks related to exploration, construction, and extraction of brine by Stardust Power’s suppliers; (xvii) Stardust Power’s dependence on its ability to generate revenues, achieve and maintain profitability, and develop cash flows from battery-grade lithium production activities; (xviii) logistics costs based on hub and spoke refinery model may increase the price to where it is not economically viable; (xix) the pipeline of lithium feedstock may prove to be non-viable, which could have a material adverse impact on Stardust Power’s business and operations; and (xx) development of non-lithium battery technologies could adversely affect Stardust Power. The forward-looking statements contained in this Report are also subject to additional risks, uncertainties, and factors, including those described or incorporated by reference under the heading “Risk Factors” below and other documents filed or to be filed with the SEC by Stardust Power from time to time. The forward-looking statements included in this Report are made only as of the date hereof. None of Stardust Power nor any of its affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

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Business

The business of the Company is described in the Proxy Statement/Prospectus in the section titled “Business of Stardust Power” and pages 259-290 of the Proxy Statement/Prospectus are hereby incorporated by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” on pages 69-118 thereof are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 34 of the Proxy Statement/Prospectus under the heading “Summary-Risk Factors” and are incorporated herein by reference.

Financial Information

The audited consolidated financial statements of Stardust Power for the period from March 16, 2023 (inception) through December 31, 2023 and the related notes included in the Proxy Statement/Prospectus on pages F-29 through F-52 are incorporated herein by reference.

Unaudited pro forma condensed combined financial information of Stardust Power for the period from March 16, 2023 (inception) through December 31, 2023 is included in the Proxy Statement/Prospectus on pages 220 through 233 are incorporated herein by reference.

The unaudited consolidated financial statements of Stardust Power for the three months ended March 31, 2024 is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

Unaudited pro forma condensed combined financial information of GPAC II and Stardust Power for the three months ended March 31, 2024 is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Reference is made to the disclosure contained in the Proxy Statement/Prospectus on pages 291-310 in the section titled “Management’s Discussion and Analysis of the Financial Condition and Results of Operations of Stardust Power,” which is incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stardust Power for the three months ended March 31, 2024 is included in Exhibit 99.4 hereto and incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement/Prospectus in the section titled “Business of Stardust Power—The Site” beginning on page 273 thereof and that information is incorporated herein by reference.

Directors and Executive Officers

Directors

Upon the consummation of the Business Combination, the size of the Board was set at seven members, divided into three classes. The following persons constitute the Combined Company’s Board effective upon the Closing: (i) Class I directors: Chandra R. Patel and Charlotte Nangolo; (ii) Class II directors: Roshan Pujari, Sudhindra Kankanwadi and Michael Cornett; and (iii) Class III directors: Anupam Agarwal and Mark Rankin. Mr. Pujari was appointed as the Chairman of the Board. Biographical information for these individuals is set forth in the supplement to the Proxy Statement/Prospectus, dated and filed with the SEC on June 21, 2024 in the section titled “Directors of the Combined Company Following the Closing” beginning on page 2, which is incorporated herein by reference.

Committees of the Board of Directors

Audit Committee

The Board appointed Mr. Kankanwadi, Ms. Nangolo and Mr. Rankin to serve on the audit committee, with Mr. Kankanwadi serving as the chair. Mr. Kankanwadi qualifies as an “audit committee financial expert” under applicable SEC rules. As described below under “Director Independence,” the Board has determined that Mr. Kankanwadi, Ms. Nangolo and Mr. Rankin are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Nominating and Governance Committee

The Board appointed Mr. Cornett and Mr. Kankanwadi to serve on the Nominating and Governance Committee, with Mr. Cornett serving as the chair. As described below under “Director Independence,” the Board has determined that Mr. Cornett and Mr. Kankanwadi are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Compensation Committee

The Board appointed Mr. Rankin and Ms. Nangolo to serve on the Compensation Committee, with Mr. Rankin serving as the chair. As described below under “Director Independence,” the Board has determined that Mr. Rankin and Ms. Nangolo are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

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Independence of Directors

Effective as of the Closing, Roshan Pujari beneficially owns a majority of the voting power of all outstanding shares of the Combined Company’s Common Stock. As a result, the Combined Company is a “controlled company” within the meaning of the Nasdaq listing rules. Under the Nasdaq listing rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board of directors’ selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Ms. Nangolo, Mr. Rankin, Mr. Cornett and Mr. Kankanwadi are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Executive Officers and Directors

Effective as of the Closing, the Company’s executive officers are:

Name	Position	Age
Roshan Pujari	Chief Executive Officer	46
Pablo Cortegoso	Chief Technology Officer	41
Udaychandra Devasper	Chief Financial Officer	42

Effective as of the Closing, the company’s directors are:

Name	Position	Age
Roshan Pujari	Director and Chairman	46
Anupam Agarwal	Director	43
Chandra R. Patel	Director	58
Charlotte Nangolo	Director	42
Mark Rankin	Director	46
Michael Cornett	Director	65
Sudhindra Kankanwadi	Director	53

Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of the Combined Company Following the Business Combination” beginning on page 311, which is incorporated herein by reference.

Executive and Director Compensation

A description of the compensation of the executive officers and directors of GPAC II and the named executive officers and directors of Stardust Power before the consummation of the Business Combination is set forth in the section of the Proxy Statement/Prospectus titled “Executive and Director Compensation,” on pages 320-324 thereof, which is incorporated herein by reference.

At the Meeting, GPAC II shareholders approved the Stardust Power 2024 Equity Incentive Plan (the “Stardust Power 2024 Plan”), which is included as Exhibit 10.6 to this Report and is incorporated herein by reference. A summary of the Stardust Power 2024 Plan is set forth in the section of the Proxy Statement/Prospectus titled “Proposal No. 6—The Equity Incentive Plan Proposal” beginning on page 189 thereof, which is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of the Combined Company’s executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on the Board.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of Combined Company Common Stock immediately following consummation of the Business Combination on July 8, 2024 by:

●	each person known by Stardust Power to be the beneficial owner of more than 5% of Stardust Power’s outstanding Common Stock;
●	each of Stardust Power’s current directors and named executive officers; and
●	all of Stardust Power’s directors and executive officers as a group.

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Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants, within 60 days of the Closing Date, the most recent practicable date prior to the date of this Report. Shares subject to warrants that are currently exercisable or exercisable within 60 days of the Closing Date, the most recent practicable date prior to the date of this Report, are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to Stardust Power, Stardust Power believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The beneficial ownership of the Combined Company’s securities is based on (i) 46,736,650 shares of Common Stock and (ii) 10,566,596 Warrants, in each case issued and outstanding immediately following consummation of the Business Combination, after giving effect to redemptions associated with the Meeting and the consummation of the PIPE Investment.

	Number of Shares	% of Class
Name of Beneficial Owners
Five percent holders:
Global Partner Sponsor II LLC	3,000,000	5.24%
Roshan Pujari	29,332,372	51.19%
Pablo Cortegoso	4,602,239	8.03%
Directors and Executive Officers of the Combined Company After Closing
Roshan Pujari(1)	29,332,372	51.19%
Udaychandra Devasper	—	—
Pablo Cortegoso	4,602,239	8.03%
Mark Rankin	809,994	1.41%
Chandra Patel	—	—
Sudhindra Kankanwadi	—	—
Michael Earl Cornett Sr.	—	—
Anupam Agarwal	690,336	1.20%
Charlotte Nangolo	460,224	0.80%

(1)	Roshan Pujari beneficially owns 4,652,864 shares held by Energy Transition Investors LLC, 10,872,790 shares held by 7636 Holdings LLC, 1,840,896 shares held by VIKASA Clean Energy I LP, and 460,224 shares held by Maggie Clayton.

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Certain Relationships and Related Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” on pages 325-330 thereof and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Business of Stardust Power—Legal Proceedings” on page 290, which is incorporated herein by reference.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

After GPAC II Public Units were separated into its component GPAC II Class A Ordinary Shares and one-sixth of one GPAC II Public Warrants at Closing, on July 9, 2024, the Combined Company Common Stock and Warrants began trading on Nasdaq under the new trading symbols of “SDST” and “SDSTW,” respectively, in lieu of the Common Stock and warrants of GPAC II. The Combined Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, including the redemption of GPAC II Class A Ordinary Shares as described above and the consummation of the PIPE Investment, the Combined Company had (i) 46,736,650 shares of Common Stock outstanding held of record by approximately 402 holders and (ii) 10,566,596 shares of Common Stock underlying the Warrants outstanding held of record by 203 holders.

As a result of the Business Combination, all GPAC II Class A ordinary shares (including those shares issued in connection with the Class B ordinary share conversion) issued and outstanding immediately prior to the effective time of the Domestication automatically converted, on a one-for-one basis, into one (1) share of Common Stock after taking into account certain forfeitures. GPAC II’s public warrants and Private Placement Warrants (as defined herein) became Warrants.

Securities Authorized for Issuance Under Stardust Power 2024 Equity Incentive Plan

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Equity Incentive Plan Proposal” beginning on page 189 thereof, which is incorporated herein by reference. The Stardust Power 2024 Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by GPAC II’s shareholders at the Meeting.

At Closing, (i) each outstanding Stardust Power Option, whether vested or unvested, automatically converted into an option to purchase a number of shares of Common Stock equal to the number of shares of Common Stock subject to such Stardust Power Option immediately prior to the First Effective Time multiplied by the Per Share Consideration at an exercise price per share equal to the exercise price per share of Combined Company Common Stock divided by the Per Share Consideration, subject to certain adjustments and (ii) each share of Stardust Power Restricted Stock outstanding immediately prior to the First Effective Time converted into a number of shares of Common Stock equal to the number of shares of Combined Company Common Stock subject to such Stardust Power Restricted Stock multiplied by the Per Share Consideration (rounded down to the nearest whole share).

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under “Introductory Note” above and Item 3.02 below of this Report, which is incorporated herein by reference.

Simultaneous with the consummation of the Company’s initial public offering, on January 14, 2021, the Company consummated the private placement to Sponsor of 5,566,667 private placement warrants, each exercisable to purchase one GPAC II Class A ordinary share at $11.50 per share, at a price of $1.50 per warrant (the “Private Placement Warrants”). Pursuant to the Business Combination each of the outstanding Private Placement Warrants were converted into a warrant to acquire one share of the Combined Company’s Common Stock. See the section titled “Description of Securities—Combined Company Private Placement Warrants” of the Proxy Statement/Prospectus beginning on page 351 thereof for a description of the Private Placement Warrants following the consummation of the Business Combination. The Private Placement Warrants were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Description of Registrant’s Securities

The foregoing is hereby incorporated by reference to pages 342-354 of the Proxy Statement/Prospectus in the section titled “Description of Securities”. As described below, the Combined Company’s Charter and Bylaws (as defined herein) became effective as of the Closing.

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Indemnification of Directors and Officers

The indemnification of the Combined Company’s directors and officers is described in the Proxy Statement/Prospectus in the section titled “Description of Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 353 thereof, and the section titled “Indemnification Agreements” in Item 1.01 of this Report, and that information is incorporated herein by reference.

The full text of the Form of Indemnification Agreement, a copy of which is filed as Exhibit 10.5 to this Report and is incorporated herein by reference.

Financial Statements and Supplementary Data

The foregoing is hereby incorporated by reference to pages F-3-and F-52 of the Proxy Statement/Prospectus and Item 9.01 of this Report.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding unregistered sales of equity securities set forth in the “Introductory Note” above and Item 2.01 of this Report is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with Closing, the Company adopted and filed its bylaws, dated July 8, 2024, with the Secretary of State of the State of Delaware (the “Bylaws”). Upon Closing, Stardust Power’s Certificate of Incorporation became effective, which in combination with the Bylaws, replaced GPAC II’s Articles of Association in effect as of such time. The material terms of the Certificate of Incorporation, the Bylaws and the general effect upon the rights of holders of the Combined Company Common Stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 3—The Charter Proposal” and “Description of Securities” beginning on pages 177 and 342 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The Combined Company Common Stock and Warrants are listed for trading on the Nasdaq Global Market under the symbols “SDST” and “SDSTW,” respectively. On the Closing Date, the CUSIP numbers relating to the Combined Company Common Stock and Warrants changed to 854936101 and 854936119, respectively.

A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Current Report on Form 8-K incorporated herein by reference.

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Item 5.01	Changes in Control of the Registrant.

The disclosure set forth under the “Introductory Note” and in Item 2.01 of this Report is incorporated herein by reference. As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of GPAC II occurred. Following the Business Combination, former GPAC II public shareholders own approximately 0.29% of the issued and outstanding shares of Combined Company Common Stock, the Sponsor owns approximately 6.42% of the issued and outstanding shares of Common Stock, Roshan Pujari beneficially owns or controls, as applicable, approximately 62.76% of the issued and outstanding shares of Common Stock. The foregoing percentages exclude the impact of unvested restricted stock units and options.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Officers and Directors

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, Controlled Company Exception and Director Independence” and “Indemnification of Directors and Officers” of this Report are incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, Chandra Patel resigned from his positions as GPAC II’s Chief Executive Officer and Chairman, Jarett Goldman resigned from his position as GPAC II’s Chief Financial Officer, Graeme Shaw resigned from his position as GPAC II’s Chief Technology Officer, Richard C. Davis resigned from his positions as President and Director, and each of Gary DiCamillo, Claudia Hollingsworth and William Kerr resigned from their positions as directors of GPAC II.

Effective as of Closing, the following individuals were appointed as officers of the Company: Roshan Pujari, as Chief Executive Officer, Udaychandra Devasper, as Chief Financial Officer, and Pablo Cortegoso, as Chief Technical Officer. The information related to these officers is discussed in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Company Following the Business Combination” beginning on page 311 of the Proxy Statement/Prospectus, which is incorporated herein by reference. In addition, also effective as of July 8, 2024, the following individuals were appointed to the Board: Roshan Pujari, Mark Rankin, Chandra Patel, Sudhindra Kankanwadi, Michael Earl Cornett Sr., Anupam Agarwal, and Charlotte Nangolo.

The Board has three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. Our audit committee and compensation committee are composed solely of independent directors. Each committee operates under a charter approved by our Board and has the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the Board. The members of our audit committee are Sudhindra Kankanwadi, Charlotte Nangolo and Mark Rankin. Sudhindra Kankanwadi will serve as chairman of the audit committee. As required by Nasdaq listing standards and applicable SEC rules, all the directors on the audit committee are independent.

Compensation Committee

We have established a compensation committee of the Board. The members of our compensation committee are Mark Rankin and Charlotte Nangolo. Mark Rankin will serve as chairman of the compensation committee.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the Board. The members of our nominating and corporate governance committee are Michael Cornett and Sudhindra Kankanwadi. Michael Cornett will serve as the chairman of the nominating and corporate governance committee.

Stardust Power Inc. 2024 Equity Incentive Plan

Effective as of Closing, a maximum of 4,673,665 shares of Stardust Common Stock may be issued pursuant to the Stardust Power 2024 Plan. In addition, the number of shares of Stardust Common Stock that may be issued under the Stardust Power 2024 Plan will be automatically increased on the first day of each fiscal year during the term of the Stardust Power 2024 Plan, beginning January 1, 2025, in an amount equal to 5% of the total number of shares of Stardust Common Stock outstanding on December 31 of the immediately preceding fiscal year. The maximum number of shares of Stardust Common Stock that may be issued pursuant to the exercise of incentive stock options under the Stardust Power 2024 Plan is equal to the maximum number of shares of Stardust Common Stock that may then be issued under the Stardust Power 2024 Plan. In each case, the foregoing number of shares of Stardust Common Stock is subject to certain adjustments as set forth in the Stardust Power 2024 Plan.

The information set forth in the section entitled “Proposal No. 6—Equity Incentive Plan Proposal” beginning on page 189 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the Stardust Power 2024 Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stardust Power 2024 Plan, which is included as Exhibit 10.6 to this Report and is incorporated herein by reference.

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Employment Agreements with Officers

Employment Agreement with Roshan Pujari

Stardust Power entered into an employment agreement with Roshan Pujari, its Chief Executive Officer, (the “Pujari Agreement”), which provides for an initial annual base salary of $360,000. The Pujari Agreement also contains a customary confidentiality clause, a conflict of interests provision, a non-compete provision and a one-year post termination non-solicitation clause.

Employment Agreement with Udaychandra Devasper

On December 26, 2023, Stardust Power entered into an employment agreement with Mr. Udaychandra Devasper, its Chief Financial Officer (the “Devasper Agreement”), which provides for the following:

●	Salary: As of December 26, 2023, Mr. Devasper’s initial annual base salary was $275,000. Concurrently with the consummation of the Closing, Mr. Devasper’s salary will be $325,000.

●	Benefits: Mr. Devasper will participate in all retirement and welfare benefit plans, programs, arrangements and receive other benefits that are customarily available to senior executives of Stardust Power, as these plans become adopted, subject to eligibility requirements.

The Devasper Agreement also contains a customary confidentiality clause, a conflicts of interest provision, a noncompete provision and a one-year post termination non-solicitation clause.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

At the Meeting, GPAC II’s shareholders considered and approved, among other items, “Proposal No. 3—The Charter Proposal” (the “Charter Proposal”), which is described in greater detail beginning on page 177 in the Proxy Statement/Prospectus. The Certificate of Incorporation, which became effective upon Closing on July 8, 2024, includes the amendments proposed by the Charter Proposal.

The material terms of the Certificate of Incorporation and the general effect upon the rights of holders of the Combined Company’s Common Stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Description of Securities” beginning on page 342, which is incorporated herein by reference.

In addition, the disclosure set forth under Item 3.03 in this Report is incorporated herein by reference. A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Closing Date, the Board adopted a new Code of Business Conduct and Ethics applicable to all of the Company’s directors and employees. A copy of the Code of Business Conduct and Ethics is available on the investor relations portion of the Company’s website at https://stardust-power.com.

The foregoing description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by the full text of the Code of Business Conduct and Ethics, a copy of which is attached to this Report as Exhibit 14.1 and is incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—The Business Combination Proposal—The Business Combination Agreement” beginning on page 127 thereof and the “Introductory Note” and Item 2.01 of this Report, which are incorporated herein by reference.

Item 7.01	Regulation FD.

On July 8, 2024, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

On July 9, 2024, the Company issued a press release announcing the Company’s initial listing on the Nasdaq. A copy of the press release is filed as Exhibit 99.5 to this Report and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.5, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.5.

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Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Stardust Power for the period from March 16, 2023 (inception) through December 31, 2023 and the related notes are included in the Proxy Statement/Prospectus on pages F-29 through F-52 are incorporated herein by reference. The unaudited condensed consolidated financial statements of Stardust Power & its subsidiary as of March 31, 2024 is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of Stardust Power for the period from March 16, 2023 (inception) through December 31, 2023 are included in the Proxy Statement/Prospectus on pages 220 through 233 are incorporated herein by reference. The unaudited pro forma condensed combined financial information of Global Partner Acquisition Corp II and Stardust Power Inc. for the three months ended March 31, 2024 is filed as Exhibit 99.3 to this Report and is incorporated herein by reference.

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of November 21, 2023, by and among Global Partner Acquisition Corp., Strike Merger Sub I, Inc., Strike Merger Sub II, LLC., and Stardust Power Inc. (incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K filed with the SEC on November 21, 2023).
2.2	Amendment No. 1 to the Business Combination Agreement, dated as of April 24, 2024, by and among Global Partner Acquisition Corp II, Strike Merger Sub I, Inc., Strike Merger Sub II, LLC and Stardust Power Inc. (incorporated by reference to Exhibit 2.1 to Global Partner Acquisition Corp II’s Current Report on Form 8-K, filed with the SEC on April 24, 2024 and included as Annex A-2 to the proxy statement/prospectus).
2.3	Amendment No. 2 to the Business Combination Agreement, dated as of June 20, 2024, by and among Global Partner Acquisition Corp II, Strike Merger Sub I, Inc., Strike Merger Sub II, LLC, and Stardust Power Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on June 21, 2024).
3.1*	Certificate of Incorporation of Global Partner Acquisition Corp II.
3.2*	Bylaws of Global Partner Acquisition Corp II.
4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Amendment No. 1 to Global Partner Acquisition Corp II’s Registration Statement on Form S-1, filed with the SEC on December 21, 2020).
4.2	Warrant Agreement, dated January 11, 2021, by and between Global Partner Acquisition Corp II and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Global Partner Acquisition Corp II’s Current Report on Form 8-K, filed with the SEC on January 15, 2021).
10.1*	Amended and Restated Registration Rights Agreement, dated July 8, 2024, by and among the Company, Roshan Pujari, Global Partner Sponsor II LLC, and certain security holders named therein.
10.2	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K filed with the SEC on June 21, 2024).
10.3*	Form of Lock-Up Agreement, dated as of Closing, by and among Global Partner Acquisition Corp II and Stardust Power Stockholders.
10.4*	Stockholder Agreement, dated July 8, 2024, by and among Global Partner Acquisition Corp II and its Affiliates and Roshan Pujari and his Affiliates.
10.5*	Form of Indemnification Agreement by and between Registrant and its officers and directors.
10.6*	Stardust Power 2024 Equity Incentive Plan.
10.7	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on January 16, 2024).
14.1*	Code of Business Conduct and Ethics.
21.1*	List of Subsidiaries.
99.1*	Press Release, dated July 8, 2024.
99.2*	Unaudited Condensed Consolidated Financial Statements of Stardust Power Inc. & Subsidiary for the three months ended March 31, 2024
99.3*	Unaudited Pro Forma Condensed Combined Financial Statements of Global Partner Acquisition Corp II and Stardust Power Inc.
99.4*	Management’s Discussion and Analysis of the Financial Condition and Results of Operations for the for the three months ended March 31, 2024.
99.5*	Press Release, dated July 9, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Filed herewith.

† Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Combined Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2024	STARDUST POWER INC.

	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer and Director

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